Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

16. INCOME TAXES

Income tax expense during interim periods is based on the Company’s estimated annual effective income tax rate plus any discrete items that are recorded in the period in which they occur. The Company’s tax rate is affected by discrete items that may occur in any given year, but may not be consistent from year to year.

The Company’s effective tax rate was 2.58% for the three months ended March 31, 2021. The Company’s effective tax rate was (0.01%) for the three months ended March 31, 2020. The income tax expense/(benefit) for the three months ended March 31, 2021 is attributable to U.S. state income tax and discrete release of valuation allowance associated with the acquisition of Access Physicians. The income tax expense/(benefit) for the three months ended March 31, 2020 is attributable to U.S. state income tax.

The realizability of the deferred tax assets, generated primarily from net operating loss carryforwards, is dependent upon future taxable income generated during the periods in which net operating loss carryforwards are available. Management considers projected future taxable income and tax planning strategies, which can be implemented by the Company in making this assessment. Since the history of cumulative losses provides strong evidence that it is unlikely that future taxable income will be generated in the periods net operating losses are available, management has established a valuation allowance equal to the net deferred tax assets.

There are no unrecognized income tax benefits for the three-month periods ended March 31, 2021 and 2020 and the Company does not anticipate any material changes in its unrecognized tax benefits in the next twelve months.

22.	INCOME TAXES

Income tax expense equals the current tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities during the year.

The provision for income taxes for the years ended December 31, 2020 and 2019 is as follows (in thousands):

	2020	2019
Current:
Federal	$-	$-
State	(31)	(8)
	$(31)	$(8)
Deferred:
Federal	$-	$-
State	-	-
	$-	$-
Income tax expense	$(31)	$(8)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statements purposes and the amounts used for income tax purposes.

Components of the Company's net deferred tax asset balance are as follows at December 31 (in thousands):

	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$56,300	$40,110
Deferred revenue	171	69
Deferred rent	-	14
Stock options and warrants	22	298
Restricted stock units	315	-
Other	426	654
Total deferred tax assets	57,234	41,145
Less: valuation allowance	(53,513)	(37,280)
Net deferred tax assets before deferred tax liabilities	3,721	3,865
Deferred tax liabilities:
Intangible assets	(1,448)	(1,882)
Property and equipment	(74)	(17)
Capitalized software costs and other	(2,199)	(1,966)
Total deferred tax liabilities	(3,721)	(3,865)
Net deferred tax assets	$-	$-

The Company's tax rate reconciliation for the years ended December 31 is as follows:

	2020	2019
Statutory US federal rate	21.0%	21.0%
Stock-based compensation	14.8%	(1.0%)
Sec.162(m)	(6.1%)	0.0%
State and local income taxes	1.3%	0.9%
Change in valuation allowance	(32.6%)	(22.9%)
Other	1.5%	2.0%
Effective tax rate	(0.1%)	0.0%

As of December 31, 2020, the Company had approximately $232.9 million of federal net operating loss carryforwards and $182.9 million gross state net operating loss carryforward. The federal net operating loss carryforwards of $111.9 million generated subsequent to the year ended December 31, 2017 carry forward indefinitely, while the remaining federal net operating loss carryforwards of $121 million begin to expire in 2025. The realizability of the deferred tax assets, generated primarily from net operating loss carryforwards, is dependent upon future taxable income generated during the periods in which net operating loss carryforwards are available. Management considers projected future taxable income and tax planning strategies, which can be implemented by the Company in making this assessment. Since the history of cumulative losses provides strong evidence that it is not more likely than not that future taxable income will be generated in the periods net operating losses are available, management has established a valuation allowance equal to the net deferred tax assets.

In general, under Section 382 of the U.S. Internal Revenue Code of 1986, as amended, or the Code, a corporation that undergoes an "ownership change" is subject to limitations on its ability to utilize its pre-change net operating losses, or NOLs, to offset future taxable income. A Section 382 "ownership change" generally occurs if one or more stockholders or groups of stockholders who own at least 5% of the corporation's stock increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. Similar rules may apply under state tax laws. The Company's ability to utilize NOLs may be currently subject to limitations due to prior ownership changes. In addition, future changes in the Company's stock ownership, some of which are outside of its control, could result in an ownership change under Section 382 of the Code, further limiting the Company's ability to utilize NOLs arising prior to such ownership change in the future. There is also a risk that due to regulatory changes, such as suspensions on the use of NOLs, or other unforeseen reasons, the Company's existing NOLs could expire or otherwise be unavailable to offset future income tax liabilities. The Company has recorded a full valuation allowance against the deferred tax assets attributable to its NOLs that are not more likely than not expected to be utilized. The Company has not completed an analysis under Section 382 and will complete such analysis prior to utilizing any of the affected tax attributes in future periods.

The Company has performed a tax analysis for the years ended December 31, 2020 and 2019 and believes there are no material uncertain tax positions. There is no unrecognized income tax benefit for the years ended December 31, 2020 and 2019, and the Company does not anticipate any material changes in its unrecognized tax benefits in the next twelve months.

The Company is subject to taxation in the U.S. and various state and local jurisdictions. Due to its net operating loss carryforwards, the Company's income tax returns generally remain subject to examination by federal and most state tax and local tax authorities from tax year 2005 forward.

On March 27, 2020, the United States enacted the Coronavirus Aid, Relief and Economic Security Act (CARES Act). The CARES Act is an emergency economic stimulus package that includes spending and tax breaks to strengthen the United States economy and fund a nationwide effort to curtail the effect of COVID-19. While the CARES Act provides sweeping tax changes in response to the COVID 19 pandemic, some of the more significant provisions which are expected to impact the Company's financial statements include removal of certain limitations on utilization of net operating losses, increasing the loss carryback period for certain losses to five years, and increasing the ability to deduct interest expense, as well as amending certain provisions of the previously enacted Tax Cut and JOBS Act. Due to the Company's valuation allowance position, the CARES Act has no impact on the Company's accounting for income taxes. The Company will continue to evaluate the impact of the tax changes from the CARES Act.